UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Sterling Construction Company, Inc. (the “Company”) held its 2022 Annual Meeting of stockholders on May 4, 2022 (the “Annual Meeting”) at its headquarters in The Woodlands, Texas. At the Annual Meeting, the Company’s stockholders (1) elected each of Roger A. Cregg, Joseph A. Cutillo, Julie A. Dill, Dana C. O'Brien, Charles R. Patton, Thomas M. White and Dwayne A. Wilson to serve as directors of the Company, each until the next annual meeting and the election of his or her successor; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2022.

Of the 30,228,247 shares of the Company’s common stock outstanding as of the record date, 25,635,853 shares were represented in person or by proxy at the Annual Meeting. The independent inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of each of the seven director nominees.

Name	For	Against	Abstain	Broker Non-Votes

Roger A. Cregg	21,704,456	440,546	15,543	3,475,308

Joseph A. Cutillo	22,110,968	33,773	15,804	3,475,308

Julie A. Dill	20,541,091	1,610,102	9,352	3,475,308

Dana C. O'Brien	21,553,168	597,677	9,700	3,475,308

Charles R. Patton	21,539,827	603,847	16,871	3,475,308

Thomas M. White	22,094,884	48,909	16,752	3,475,308

Dwayne A. Wilson	21,609,077	534,718	16,750	3,475,308

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

21,363,616	515,633	281,296	3,475,308

Proposal No. 3: Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain

24,989,933	568,352	77,568

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	May 4, 2022	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer